AFL-CIO HIT Creates Union Jobs and Permanent Supportive Housing in Chicago's Lincoln Park

The Lincoln Park neighborhood of Chicago exemplifies the perennially complicated notion of “gentrification." The ebb and flow of the area’s socioeconomics spans more than a century and continues today. What first was an urban enclave for the wealthy, Lincoln Park over the years has experienced a spectrum of political and economic forces. They have ranged from racist-driven campaigns of exclusion, to well-meaning initiatives to rehabilitate the neighborhood but which actually lead to a reduction in diversity. Now efforts are emerging to tip the balance toward greater social equity by focusing on affordable housing within Lincoln Park’s boundaries.

The AFL-CIO Housing Investment Trust (HIT) is providing nearly $5 million in financing into one such project. The large mutual fund, which invests union pension dollars nationwide into housing and union jobs, is helping finance the nearly $20 million rehab of the Covent. Currently the site of single-room occupancy units, the project will convert the historic hotel building into permanent supportive housing for low-income families and individuals. Once completed, the developer, The NHP Foundation, will have created 30 apartments affordable to households earning no more than 40 percent of the area median income. The units will include updated kitchens and bathrooms. The building will have a fully accessible elevator, a community room, outdoor patio, onsite laundry and retail space on the first floor. The location is near public transportation and close to a range of employment opportunities for residents.

“We are helping to create quality affordable housing for low-income households in a vitally important Chicago neighborhood where such housing is rare and in high demand,” says HIT CEO Chang Suh.

Construction crews will break ground on the project this month. Under the terms of HIT’s financing, all construction will be done using 100 percent union labor. Part of HIT’s $2 billion Midwest@Work Initiative announced in 2016, the investment is HIT’s 59th in Chicago and 122nd in Illinois. To provide its financing for the Covent conversion, HIT purchased approximately $4.9 million in taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate from Indiana-based Merchants Capital. “Our work is part of the Labor Movement’s decades-long tradition of supporting the nation’s supply of affordable housing using union workers,” Suh says.

Contact: Dianne Ambrose, 202-467-2569, dambrose@aflcio-hit.com

The HIT is a fixed-income, investment grade mutual fund with $6.0 billion in net assets. For over 35 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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